Exhibit 99.1

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION REQUIRED BY RULE 17a-5 OF

THE SECURITIES AND EXCHANGE COMMISSION

AND INDEPENDENT AUDITOR'S REPORT

AND REPORT ON

INTERNAL ACCOUNTING CONTROL

SEPTEMBER 30, 2001

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION REQUIRED BY RULE 17a-5 OF

THE SECURITIES AND EXCHANGE COMMISSION

AND INDEPENDENT AUDITOR'S REPORT

AND REPORT ON

INTERNAL ACCOUNTING CONTROL

SEPTEMBER 30, 2001

INDEX

PAGE

Financial Statements:

Independent Auditor's Report

1

Statement of Financial Condition as of

September 30, 2001

2

Statement of Income for the Year Ended

September 30, 2001

3

Statement of Changes in Shareholders' Equity

for the Year Ended September 30, 2001

4

Statement of Cash Flows for the Year

Ended September 30, 2001

5

Notes to Financial Statements

6-9

Supplementary Information Required By Rule 17a-5 of

the Securities and Exchange Commission:

Independent Auditor's Report

10

Computation of Net Capital Under Rule 15c3-1

of the Securities and Exchange Commission

11

Reconciliation Pursuant to Rule 17a-5(d)(4) of

the Securities and Exchange Commission

12

Independent Auditor's Report on Internal

Accounting Control Required by

SEC Rule 17a-5

13-14

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders

Descap Securities, Inc.

We have audited the accompanying statement of financial condition of Descap Securities, Inc. as of September 30, 2001 and the related statements of income, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Descap Securities, Inc. as of September 30, 2001 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

November 9, 2001

DESCAP SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION

SEPTEMBER 30, 2001

                                     ASSETS

  Cash

$1,075,238

  Marketable Security Long Positions-Marked to Market

62,754

  Due from Clearing Houses

2,975,277

  Deposits with Clearing Houses

 133,591

  Property and Equipment-Net (Note 2)

181,967

  Prepaid Expenses and Other Assets

   114,280

$4,543,107

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

  Accounts Payable and Accrued Expenses (Note 3)

       $2,226,268

  Subordinated Loans Payable - Shareholders (Note 5)

          300,000

$2,526,268

Commitments (Notes 4, 5, 8, 10, 11 and 12)

Shareholders' Equity (Notes 6 and 7):

  Common Stock A, $.001 par  value; 500,000 shares

  authorized, 175,500 issued and outstanding

176

  Common Stock, Class B, $.001 par value

       500,000 shares authorized, 8,400 issues and outstanding

8

  Paid-in capital

       280,516

  Retained earnings

      1,736,139

2,016,839

$4,543,107

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF INCOME

FOR THE YEAR ENDED SEPTEMBER 30, 2001

Revenues, Profits and Losses:

  Trading profits realized

    $15,147,841

  Unrealized trading profits

 56,337

  Interest

106,051

  Placement agent fees

     610,801

15,921,030

Expenses:

  Officers’ compensation

5,379,275

  Employee compensation

        5,360,246

  Payroll taxes and employee benefits

          464,577

  Retirement plans (Note 4)

100,000

  Wire quote service

   334,869

  Telephone

74,448

  Professional fees

        151,455

  Consultant’s fees

636,994

  Interest

605,999

  Clearing charges

        672,544

  Rent and occupancy costs

184.501

  Travel and entertainment

       183,163

  Bank Fees

     102,873

  Insurance

73,128

  Office

66,845

  Depreciation

44,639

  Regulatory Fees

24,101

  Local Transportation

23,100

  Equipment Rental

20,692

  Advertising

         31,318

  Automobile expense and leases

 5,520

  Repairs and maintenance

  3,237

  Utilities

  13,200

  Miscellaneous

      41,131

14,597,855

Income Before Income Taxes

    1,323,175

Provision For Income Taxes (Note 9)

     668,000

Net Income	$ 655,175

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE YEAR ENDED SEPTEMBER 30, 2001

	Common Stock Class A .001 Par Value		Common Stock Class B .001 Par Value		Paid-In Capital	Retained Earnings	Shareholders’ Equity
	Shares	Amount	Shares	Amount

Balance, October 1, 2000	5,001	$100			$205,000	$1,080,964	$1,286,064
Net Income						655,175	655,175
Sale of Class B Shares (Note 6)			8,400	$ 8	75,592		75,600
Stock split Class A Shares (Note 7)	170,499
Reclassification		76			(76)
Balance, September 30,2001	175,500	$176	8,400	$ 8	$280,516	$1,736,139	$2,016,839

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

Cash Flows From Operating Activities:

   Net Income

$   655,175

Adjustments to reconcile net income to cash:

   Depreciation

44,639

   Unrealized losses on trading positions

(56,337)

Changes in assets and liabilities:

   Decrease in marketable security long positions

1,160,935

   Increase in due from Clearing Houses

 (1,785,016)

   Decrease in deposits with Clearing Houses

52,073

   Increase in prepaid expenses and other assets

(8,887)

   Decrease in marketable security short positions

(530,533)

   Decrease in due to Clearing Houses

 (466,086)

   Increase in accounts payable and accrued liabilities

 1,420,585

Net Cash Provided By Operating Activities

   486 ,548

Cash Flows From Investing Activities:

   Acquisition of property and equipment

     (62,128)

   Decrease in certificate of deposit

               9,823

Net Cash Used  By Investing Activities

    (52,305)

Cash Flows From Financing Activities:

   Sale of Class B Common Stock

 75,600

   Increase in subordinated loans

     300,000

Net Cash Provided By Financing Activities

     375,600

Net Increase in Cash

      809,843

Cash, beginning of year

    265,395

Cash, end of year	$1,075,238

Supplemental Disclosure of Cash Flows Information:

   Cash Paid During the Year For:

Interest	$604,366

Taxes	$201,450

See accompanying notes to financial statements.

 DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001

Note 1 - Summary of Significant Accounting Policies

Business Organization and Description

On March 31, 1985, Descap Securities, Inc. (the "Company") began operations in the State of New York. The Company is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). The Company does not carry customer accounts and does not process or safe-keep customer funds or securities and is therefore exempt from Rule 15c3-3 of the Securities and Exchange Commission.

In 1999, the Company expanded its operations by establishing a structured finance services group.  The business activities of this group include placement agent and underwriting services, subordinate financing, the arrangement of warehouse lines of credit  and small and start-up specialty finance company consulting.  The activities described above have been reviewed by the NASD and are within the scope of the business activities allowable accordingly to the Company’s NASD “Membership Agreement” dated March 29, 1999.

Marketable Security Positions - Marked to Market

Marketable security positions, which consist primarily of institutional mortgage-backed securities and asset-backed securities, are valued at the lower of cost or market.

Property and Equipment

Property and equipment are carried at cost.  Depreciation is computed using the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.  The cost of maintenance and repairs is charged to income as incurred.  Significant renewals and betterments are capitalized.

Revenue and Expenses From Security Transactions

Generally accepted accounting principles require that trading profits and losses, commission income and related expenses be recorded on a trade date basis unless the difference between trade date and settlement date is immaterial.

Statement of Cash Flows

The Company considers all cash investments with a maturity of three months or less to be cash equivalents.

Receivable From Clearing Houses

Since the Company maintains their trading account on a margined basis, there is no receivable from the Clearing Houses.  Profits and losses on trades occur directly in the Company’s trading account and are included in the Due from Clearing Houses balance which represents the net assets of the Company’s trading account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the  financial statements and related notes to financial statements.  Changes in such estimates may affect amounts reported in future periods.

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2001

Note 2 - Property and Equipment

              Property and equipment consist of the following at September 30, 2001:

Furniture and fixtures

$139,772

Office equipment

 69,457

Computer equipment and software

 202,094

Leasehold improvements

  55,985

467,308

Less: Accumulated depreciation

285,341

$181,967

              Depreciation charged to income was $44,639 during the year ended September 30, 2001.

Note 3 - Accounts Payable and Accrued Expenses

              Accounts payable and accrued expenses consist of the following at September 30, 2001:

Officers’ compensation

$  970,000

Employee compensation and payroll taxes

480,903

Profit sharing and money purchase plans (Note 4)

100,000

Professional fees

62,630

Deferred rent (Note 8)

 83,264

Other

    4,236

Income taxes payable

   525,235

$2,226,268

Note 4 - Retirement Plans

 On May 7, 1993, the Company established a qualified non-contributory profit sharing plan, the funding of which is subject to the discretion of the Board of Directors.  Contributions for the year ended September 30, 2001 of $73,077 are to be paid by the due date of the Company’s federal corporate income tax return.

In 1999, the Company established a money purchase plan, the funding of which is required by the terms of the plan and is based on approximately 4% of the participants’ compensation within applicable Internal Revenue Service limitations.  Contributions for the year ended September 30, 2001 of $26,923 are to be paid by the due date of the Company’s federal corporate income tax return.

Note 5 - Subordinated Loans Payable-Shareholders

The subordinated loans are payable to the shareholders and bear interest at 14% per annum which is payable annually.  The loans mature on September 17, 2004.  The Company has an option to prepay the loans under certain conditions subject to the company’s net capital requirement.  The payment of the loans on the maturity date can be suspended if certain net capital requirements are not met.

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2001

Note 6 - Stock Purchase Plan

In April 2001, the Company approved the Employee Share Purchase Plan (ESPP).  Under the plan up to 19,500 shares of the Company’s Class B Common Stock, par value $.001 could be sold to employees.  The purchase price is $9.00 per share, with a minimum investment of 100 shares.  The ESPP will terminate upon the sale of the 19,500 shares on any date as the Company may determine at its sole discretion.  During the year ended September 30, 2001, 8,400 shares of the Company’s Class B Common Stock were sold under the ESPP at $9.00 per share.

Note 7 - Common Stock

In April 2001, the Company amended its Certificate of Incorporation to increase the authorized capital stock of the Company from 10,000 shares of Common Stock, without par  value, to 1,000,000 shares of Common Stock, par value $0.001 per share and to provide for two classes thereof; designated Class A and Class B, with 500,000 shares designated to each class.

In addition, the Board of Directors declared a 40.5 to 1 stock split of the Company’s Class A Common Stock.

Note 8 -  Commitments

                Lease

The Company entered into an operating lease for its office space in New York City which commenced in October 1997 and expires in April 2008.  The lease requires minimum annual rentals and escalations for increases in real estate taxes.  In accordance with Financial Accounting Standards Board Statement No. 13, “Accounting for Leases”, rent is accrued for on the straight-line basis in the financial statements.  Rent is paid according to the lease terms.  Future minimum annual rentals are as follows:

              Year Ending

             September 30,

                    2002                                                               $    175,200

                    2003                                                                     177,600

                    2004                                                                     180,000

                    2005                                                                     182,400

                    2006                                                                     184,800

                    Thereafter                                                             281,574

$1,181,574

    Rent expense for the year ended September 30, 2001 was $180,600.

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2001

Note 9 - Provision For Income Taxes

              The provision for income taxes consists of:

                 Federal                                                                         $368,000

                 New York State                                                             120,000

                 New York City                                                              180,000

$668,000

Note 10 - Concentrations of Credit Risk

As a securities broker and dealer, the Company is engaged in various securities trading and brokerage activities servicing a diverse group of domestic and foreign corporations, institutional and individual investors.  A substantial portion of the Company’s transactions are executed with and on behalf of institutional investors including other brokers and dealers, mortgage brokers, commercial banks, U.S. governmental agencies, mutual funds and other financial institutions. The Company’s exposure to credit risk associated with the nonperformance of these customers in fulfilling their contractual obligations pursuant to securities transactions, can be directly impacted by volatile securities markets, credit markets and regulatory changes.

Note 11 - Net Capital Requirements

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (15c3-1), which requires the maintenance of minimum net capital and that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15:1.  The rule also provides that capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10:1.  At September 30, 2001, the Company had net capital of $2,008,996, which was $1,860,571 in excess of its required net capital of $148,425. The Company's ratio of Aggregate Indebtedness to Net Capital was to 1.1 to 1.

Note 12 - Consulting Agreement

A former shareholder has been retained to serve as a financial consultant and advisor to the Company through September 30, 2001.  The Company terminated this agreement and paid $609,388 to this consultant during the year ended September 30, 2001.

                                                                   -9-

INDEPENDENT AUDITOR'S REPORT

ON SUPPLEMENTARY INFORMATION

REQUIRED BY RULE 17a-5 OF THE

SECURITIES AND EXCHANGE COMMISSION

Board of Directors

Descap Securities, Inc.

We have audited the accompanying financial statements of Descap Securities, Inc. for the year ended September 30, 2001 and have issued our report thereon dated. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules I and II on the following pages is presented for purposes of additional analysis, and is supplementary information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                   Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

November 9, 2001

DESCAP SECURITIES, INC.

COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1

OF THE SECURITIES AND EXCHANGE COMMISSION

SEPTEMBER 30, 2001

Schedule I

Net Capital:

     Total shareholders' equity per statement of

        financial condition

   $2,016,839

Additions:

     Subordinated loans to shareholders allowable

        in computation of net capital

   300,000

2,316,839

Deductions - nonallowable assets:

     Property and equipment, net

181,967

     Other assets

   122,870

Total Subtractions

     304,837

     Haircut on exempt securities

        3,006

Total Net Capital (Note 8)	$2,008,996

Aggregate Indebtedness:

Accounts payable and accrued expenses

 $2,226,268

Total Aggregate Indebtedness	$2,226,268

Computation of Basic Net Capital Requirement:

Minimum net capital required (6-2/3% of $2,226,268)	$148,425

Minimum dollar net capital requirement	$100,000

Net capital requirement	$148,425

Excess net capital (Note 11)	$1,860,571

Ratio of aggregate indebtedness to net capital (Note 11)	1.1 to 1

DESCAP SECURITIES, INC.

RECONCILIATION PURSUANT TO RULE 17a-5(d)(4) OF

THE SECURITIES AND EXCHANGE COMMISSION

SEPTEMBER 30, 2001

 Schedule II

Net Capital, as reported in the Company's

  September 30, 2001 FOCUS Report

   $2,014,616

  Audit adjustments relating to:

    Net increase in income and retained earnings

      resulting from adjustment of accruals

 7,833

    Increase in non-allowable assets

    (13,453)

Net Capital per this report (Schedule I)	$2,008,996

INDEPENDENT AUDITOR'S REPORT ON INTERNAL ACCOUNTING

CONTROL REQUIRED BY SEC RULE 17a-5

Board of Directors

Descap Securities, Inc.

In planning and performing our audit of the financial statements of Descap Securities, Inc. for the year ended September 30, 2001, we made a study and evaluation of the Company's system of internal accounting control to the extent we considered necessary to evaluate the system as required by generally accepted auditing standards. The purpose of our study and evaluation, which included obtaining an understanding of the accounting system, was to determine the nature, timing, and extent of the auditing procedures necessary for expressing an opinion on the basic financial statements.

Also, as required by Rule 17a-5(g)(1) of the Securities and Exchange Commission, we have made a study of the practices and procedures (including tests of compliance with such practices and procedures) followed by Descap Securities, Inc., that we considered relevant to the objectives stated in Rule 17a-5(g) in making the periodic computations of aggregate indebtedness and net capital under Rule 17a-3(a)(11) and for determining compliance with the exemptive provisions of Rule 15c3-3. We did not review the practices and procedures followed by the Company in making quarterly securities examinations, counts, verifications and comparisons and the recording of differences required by Rule 17a-13, or in complying with the requirements for prompt payment for securities per Section 8 of Regulation T of the Board of Governors of the Federal Reserve System because the Company does not carry security accounts for customers or perform custodial functions relating to customer securities.

The management of the Company is responsible for establishing and maintaining a system of internal accounting control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgements by management are required to assess the expected benefits and related costs of internal control systems and of the practices and procedures referred to in the preceding paragraph and to assess whether they can be expected to achieve the Commission's above-mentioned objectives.  The objectives of a system and the practices and procedures are to provide management with reasonable, but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.  Because of inherent limitations in any internal accounting control system, errors or irregularities may nevertheless occur and not be detected.  Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

INDEPENDENT AUDITOR'S REPORT ON INTERNAL ACCOUNTING

CONTROL REQUIRED BY SEC RULE 17a-5

(CONTINUED)

Our study and evaluation, made for the limited purpose described in the first paragraph, would not necessarily disclose all material weaknesses in the system.  Accordingly, we do not express an opinion on the system of internal accounting control of Descap Securities, Inc. taken as a whole. However, our study and evaluation disclosed no condition that we believed to be a material weakness.

We understand that practices and procedures that accomplish the objectives referred to in the second and third paragraphs of this report are considered by the Commission to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations.  Practices and procedures that do not accomplish such objectives, in all material respects, indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's internal accounting control system was adequate at September 30, 2001 to meet the Commission's objectives.

At September 30, 2001, the Company was in compliance with the conditions of its exemption from SEC Rule 15c3-3 and no facts came to our attention during our audit that indicated that such conditions had not been complied with during the year ended September 30, 2001.

This report is intended solely for the use of the Board of Directors and management of Descap Securities, Inc., the Securities and Exchange Commission and other regulatory agencies and should not be used for any other purpose.

                                                                           Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

November 9, 2001

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION REQUIRED BY RULE 17a-5 OF

THE SECURITIES AND EXCHANGE COMMISSION

AND INDEPENDENT AUDITOR'S REPORT

AND REPORT ON

INTERNAL ACCOUNTING CONTROL

SEPTEMBER 30, 2002

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION REQUIRED BY RULE 17a-5 OF

THE SECURITIES AND EXCHANGE COMMISSION

AND INDEPENDENT AUDITOR'S REPORT

AND REPORT ON

INTERNAL ACCOUNTING CONTROL

SEPTEMBER 30, 2002

INDEX

PAGE

Financial Statements:

Independent Auditor's Report

1

Statement of Financial Condition as of

September 30, 2002

2

Statement of Income for the Year Ended

September 30, 2002

3

Statement of Changes in Shareholders' Equity

for the Year Ended September 30, 2002

4

Statement of Cash Flows for the Year

Ended September 30, 2002

5

Notes to Financial Statements

6-9

Supplementary Information Required By Rule 17a-5 of

the Securities and Exchange Commission:

Independent Auditor's Report

10

Computation of Net Capital Under Rule 15c3-1

of the Securities and Exchange Commission

11

Reconciliation Pursuant to Rule 17a-5(d)(4) of

the Securities and Exchange Commission

12

Independent Auditor's Report on Internal

Accounting Control Required by

SEC Rule 17a-5

13-14

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders

Descap Securities, Inc.

We have audited the accompanying statement of financial condition of Descap Securities, Inc. as of September 30, 2002 and the related statements of income, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Descap Securities, Inc. as of September 30, 2002 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

November 11, 2002

DESCAP SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION

SEPTEMBER 30, 2002

ASSETS

Cash and Cash Equivalents	$1,384,116
Marketable Security Long Positions-Marked to Market	894,986
Due from Clearing House	3,745,137
Deposits with Clearing Houses	232,428
Property and Equipment-Net (Note 2)	154,532
Prepaid Expenses and Other Assets	142,480
$6,553,679

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Accounts Payable and Accrued Expenses (Note 3)	$2,071,592
Subordinated Loans Payable - Shareholders (Note 5)	300,000
$2,371,592

Commitments (Notes 4, 5, 7, 9, 10 and 11)

Shareholders’ Equity (Note 6):

Common Stock A, $.001 par value; 500,000 shares authorized, 175,500 issued and outstanding	176
Common Stock Class B, $.001 par value; 500,000 shares authorized, 8,200 issues and outstanding	8
Paid-in capital	278,716
Retained earnings	3,903,187
4,182,087
$6,553,679

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF INCOME

FOR THE YEAR ENDED SEPTEMBER 30, 2002

Revenues, Profits and Losses:

  Trading profits realized

$19,905,251

  Unrealized trading losses

(109,967)

  Interest

287,469

  Placement agent fees

417,664

20,500,417

Expenses:

  Officers’ compensation

5,501,423

  Employee compensation

6,842,795

  Payroll taxes and employee benefits

566,455

  Retirement plans (Note 4)

100,000

  Wire quote service

394,202

  Telephone

74,079

  Professional fees

145,828

  Interest

713,874

  Clearing charges

971,620

  Rent and occupancy costs

220,934

  Travel and entertainment

209,399

  Insurance

144,903

  Office

120,648

  Advertising

77,636

  Regulatory fees

57,453

  Local transportation

27,471

  Depreciation

50,010

  Consultant’s fees

13,327

  Equipment rental

5,147

  Professional education

12,884

  Automobile expense and leases

9,807

  Repairs and maintenance

4,627

  Utilities

13,200

  Bank charges

2,213

  Miscellaneous

       57,434

16,337,369

Income Before Income Taxes

4,163,048

Provision For Income Taxes (Note 8)

  1,996,000

Net Income	$2,167,048

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE YEAR ENDED SEPTEMBER 30, 2002

	Common Stock Class A .001 Par Value		Common Stock Class B .001 Par Value		Paid-In Capital	Retained Earnings	Shareholders’ Equity
	Shares	Amount	Shares	Amount

Balance, October 1, 2001	175,001	$176	8,400	$8	$280,516	$1,736,139	$2,016,839
Net Income						2,167,048	2,167,048
Purchase of 200 shares Class B Shares (Note 6)			(200)		(1,800)		(1,800)
Balance, September 30, 2002	175,500	$176	8,200	$8	$278,716	$3,903,187	$4,182,087

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

Cash Flows From Operating Activities:

   Net Income

$2,167,048

Adjustments to reconcile net income to cash:

   Depreciation

50,010

   Unrealized losses on trading positions

109,967

Changes in assets and liabilities:

   Increase in marketable security long positions

(942,199)

   Increase in due from clearing houses

(769,860)

   Increase in deposits with clearing houses

 (98,837)

   Increase in prepaid expenses and other assets

(28,200)

   Decrease in accounts payable and accrued liabilities

  (154,676)

Net Cash Provided By Operating Activities

    333,253

Cash Flows From Investing Activities:

   Acquisition of property and equipment

    (22,575)

Net Cash Used By Investing Activities

    (22,575)

Cash Flows From Financing Activities:

   Purchase of Class B Common Stock

     (1,800)

Net Cash Used By Financing Activities

     (1,800)

Net Increase in Cash

308,878

Cash, beginning of year

 1,075,238

Cash, end of year	$1,384,116

Supplemental Disclosure of Cash Flows Information:

   Cash Paid During the Year For:

Interest	$713,874

Taxes	$731,165

See accompanying notes to financial statements.

 DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2002

Note 1 - Summary of Significant Accounting Policies

Business Organization and Description

On March 31, 1985, Descap Securities, Inc. (the "Company") began operations in the State of New York. The Company is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). The Company does not carry customer accounts and does not process or safe-keep customer funds or securities and is therefore exempt from Rule 15c3-3 of the Securities and Exchange Commission.

In 1999, the Company expanded its operations by establishing a structured finance services group.  The business activities of this group include placement agent and underwriting services, subordinate financing, the arrangement of warehouse lines of credit  and small and start-up specialty finance company consulting.  The activities described above have been reviewed by the NASD and are within the scope of the business activities allowable accordingly to the Company’s NASD “Membership Agreement” dated March 29, 1999.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with maturities of less than three months at the date of purchase to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts of the Company’s cash, marketable securities, accounts payable and accrued expenses approximate their respective fair values at September 30, 2002.

Marketable Security Positions - Marked to Market

Marketable security positions, which consist primarily of institutional mortgage-backed securities and asset-backed securities, are valued at the lower of cost or market.

Property and Equipment

Property and equipment are carried at cost.  Depreciation is computed using the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.  The cost of maintenance and repairs is charged to income as incurred.  Significant renewals and betterments are capitalized.

Impairment of Long-Lived Assets

The Company investigates potential impairments of its long-lived assets when evidence exists that events or changes in circumstances may have made recovery of an asset’s carrying value unlikely.  An impairment loss is recognized when the sum of the expected undiscounted future net cash flows is less than the carrying amount of the asset.  No such losses have been identified.

Revenue and Expenses From Security Transactions

Generally accepted accounting principles require that trading profits and losses, commission income and related expenses be recorded on a trade date basis unless the difference between trade date and settlement date is immaterial.

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2002

Receivable From Clearing Houses

Since the Company maintains their trading account on a margined basis, there is no receivable from the Clearing Houses.  Profits and losses on trades occur directly in the Company’s trading account and are included in the Due from Clearing Houses balance which represents the net assets of the Company’s trading account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the  financial statements and related notes to financial statements.  Changes in such estimates may affect amounts reported in future periods.

Note 2 - Property and Equipment - Net

              Property and equipment consist of the following at September 30, 2002:

Furniture and fixtures

$139,772

Office equipment

 56,195

Computer equipment and software

 187,378

Leasehold improvements

  55,985

439,330

Less: Accumulated depreciation

284,798

$154,532

              Depreciation charged to income was $ 50,010 during the year ended September 30, 2002.

Note 3 - Accounts Payable and Accrued Expenses

              Accounts payable and accrued expenses consist of the following at September 30, 2002:

Employee compensation and payroll taxes

$ 520,754

Profit sharing and money purchase plans (Note 4)

100,000

Wire quote services

23,223

Deferred rent

 83,264

Other

9,522

Income taxes payable

1,334,829

$2,071,592

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2002

Note 4 - Retirement Plans

 The Company established a qualified non-contributory profit sharing plan, the funding of which is subject to the discretion of the Board of Directors.  Contributions for the year ended September 30, 2002 of $ 71,855 are to be paid by the due date of the Company’s federal corporate income tax return.

The Company also established a money purchase plan, the funding of which is required by the terms of the plan and is based on approximately 4% of the participants’ compensation within applicable Internal Revenue Service limitations.  Contributions for the year ended September 30, 2002 of $28,145 are to be paid by the due date of the Company’s federal corporate income tax return.

Note 5 - Subordinated Loans Payable-Shareholders

The subordinated loans are payable to the shareholders and bear interest at 14% per annum which is payable annually.  The loans mature on September 17, 2004.  The Company has an option to prepay the loans under certain conditions subject to the company’s net capital requirement.  The payment of the loans on the maturity date can be suspended if certain net capital requirements are not met. During the year ended September 30, 2002, the Company paid interest of $42,000 for these loans.

Note 6 - Common Stock

In August, 2002, the Company purchased and retired 200 shares of class B stock for $1,800.

Note 7 - Leases

The Company entered into an operating lease for its office space in New York City which commenced in October 1997 and expires in April 2008.  The lease requires minimum annual rentals and escalations for increases in real estate taxes.  In accordance with Financial Accounting Standards Board Statement No. 13, “Accounting for Leases”, rent is accrued for on the straight-line basis in the financial statements.  Rent is paid according to the lease terms. In addition, the Company has a lease for office space in Stamford, Ct., which expires in March 2003.  Future minimum annual rentals under these leases are as follows:

Year Ending

September 30,

Amount

2003

$    196,200

2004

180,000

2005

182,400

2006

184,800

2007

187,200

Thereafter

    94,400

$1,025,000

Rent expense for the year ended September 30, 2002 was $214,705.

DESCAP SECURITIES, INC

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2002

Note 8 - Provision For Income Taxes

The provision for income taxes consists of:

Federal

$1,200,000

New York State and other states

423,000

New York City

373,000

$1,996,000

Note 9- Concentrations of Credit Risk

As a securities broker and dealer, the Company is engaged in various securities trading and brokerage activities servicing a diverse group of domestic and foreign corporations, institutional and individual investors.  A substantial portion of the Company’s transactions are executed with and on behalf of institutional investors including other brokers and dealers, mortgage brokers, commercial banks, U.S. governmental agencies, mutual funds and other financial institutions. The Company’s exposure to credit risk associated with the nonperformance of these customers in fulfilling their contractual obligations pursuant to securities transactions, can be directly impacted by volatile securities markets, credit markets and regulatory changes.

Note 10 - Net Capital Requirements

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (15c3-1), which requires the maintenance of minimum net capital and that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15:1.  The rule also provides that capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10:1.  At September 30, 2002, the Company had net capital of $4,123,948, which was $3,985,842 in excess of its required net capital of $140,818 . The Company's ratio of Aggregate Indebtedness to Net Capital was to .50 to 1.

Note 11 - Clearing Broker

In addition, the Company has a minimum $3,000,000 net capital requirements with it’s clearing broker as well as certain other requirements.  If the Company is subject to an Event of Default (as defined in the agreement) the agreement will be terminated.

Note 12 - Contingencies

The Company is a party to various claims in the ordinary course of business.  Management believes that the aggregate impact of such claims, if any, will not have a material impact on the financial position, results of operations, or liquidity of the Company.

INDEPENDENT AUDITOR'S REPORT

ON SUPPLEMENTARY INFORMATION

REQUIRED BY RULE 17a-5 OF THE

SECURITIES AND EXCHANGE COMMISSION

Board of Directors

Descap Securities, Inc.

We have audited the accompanying financial statements of Descap Securities, Inc. for the year ended September 30, 2002 and have issued our report thereon dated November 11, 2002. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules I and II on the following pages is presented for purposes of additional analysis, and is supplementary information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                   Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

November 11, 2002

DESCAP SECURITIES, INC.

COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1

OF THE SECURITIES AND EXCHANGE COMMISSION

SEPTEMBER 30, 2002

Schedule I

Net Capital:

     Total shareholders' equity per statement of

        financial condition

   $4,182,087

Additions:

     Subordinated loans to shareholders allowable

        in computation of net capital

   300,000

4,482,087

Deductions - nonallowable assets:

     Property and equipment, net

154,532

     Other assets

   149,908

Total Nonallowable assets

 304,440

     Haircut on exempt securities

       53,699

Total Deductions

    358,139

Total Net Capital (Note 10)	$4,123,948

Aggregate Indebtedness:

Accounts payable and accrued expenses

$2,071,592

Total Aggregate Indebtedness	$2,071,592

Computation of Basic Net Capital Requirement:

Minimum net capital required (6-2/3% of $2,071,592)	$138,106

Minimum dollar net capital requirement	$100,000
Net capital requirement	$138,106
Excess net capital (Note 10)	$3,985,842

Ratio of aggregate indebtedness to net capital (Note 10)	.50 to 1

DESCAP SECURITIES, INC.

RECONCILIATION PURSUANT TO RULE 17a-5(d)(4) OF

THE SECURITIES AND EXCHANGE COMMISSION

SEPTEMBER 30, 2002

Schedule II

Net Capital, as reported in the Company's

  September 30, 2002 FOCUS Report

   $4,083,283

  Audit adjustments relating to:

    Net increase in income and retained earnings

      resulting from adjustment of accruals

 28,947

    Decrease in non-allowable assets

     11,718

Net Capital per this report (Schedule I)	$4,123,948

INDEPENDENT AUDITOR'S REPORT ON INTERNAL ACCOUNTING

CONTROL REQUIRED BY SEC RULE 17a-5

Board of Directors

Descap Securities, Inc.

In planning and performing our audit of the financial statements of Descap Securities, Inc. for the year ended September 30, 2002, we made a study and evaluation of the Company's system of internal accounting control to the extent we considered necessary to evaluate the system as required by generally accepted auditing standards. The purpose of our study and evaluation, which included obtaining an understanding of the accounting system, was to determine the nature, timing, and extent of the auditing procedures necessary for expressing an opinion on the basic financial statements.

Also, as required by Rule 17a-5(g)(1) of the Securities and Exchange Commission, we have made a study of the practices and procedures (including tests of compliance with such practices and procedures) followed by Descap Securities, Inc., that we considered relevant to the objectives stated in Rule 17a-5(g) in making the periodic computations of aggregate indebtedness and net capital under Rule 17a-3(a)(11) and for determining compliance with the exemptive provisions of Rule 15c3-3. We did not review the practices and procedures followed by the Company in making quarterly securities examinations, counts, verifications and comparisons and the recording of differences required by Rule 17a-13, or in complying with the requirements for prompt payment for securities per Section 8 of Regulation T of the Board of Governors of the Federal Reserve System because the Company does not carry security accounts for customers or perform custodial functions relating to customer securities.

The management of the Company is responsible for establishing and maintaining a system of internal accounting control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgements by management are required to assess the expected benefits and related costs of internal control systems and of the practices and procedures referred to in the preceding paragraph and to assess whether they can be expected to achieve the Commission's above-mentioned objectives.  The objectives of a system and the practices and procedures are to provide management with reasonable, but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.  Because of inherent limitations in any internal accounting control system, errors or irregularities may nevertheless occur and not be detected.  Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

INDEPENDENT AUDITOR'S REPORT ON INTERNAL ACCOUNTING

CONTROL REQUIRED BY SEC RULE 17a-5

(CONTINUED)

Our study and evaluation, made for the limited purpose described in the first paragraph, would not necessarily disclose all material weaknesses in the system.  Accordingly, we do not express an opinion on the system of internal accounting control of Descap Securities, Inc. taken as a whole. However, our study and evaluation disclosed no condition that we believed to be a material weakness.

We understand that practices and procedures that accomplish the objectives referred to in the second and third paragraphs of this report are considered by the Commission to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations.  Practices and procedures that do not accomplish such objectives, in all material respects, indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's internal accounting control system was adequate at September 30, 2002 to meet the Commission's objectives.

At September 30, 2002, the Company was in compliance with the conditions of its exemption from SEC Rule 15c3-3 and no facts came to our attention during our audit that indicated that such conditions had not been complied with during the year ended September 30, 2002.

This report is intended solely for the use of the Board of Directors and management of Descap Securities, Inc., the Securities and Exchange Commission and other regulatory agencies and should not be used for any other purpose.

                                                                           Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

November 11, 2002

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION REQUIRED BY RULE 17a-5 OF

THE SECURITIES AND EXCHANGE COMMISSION

AND INDEPENDENT AUDITOR'S REPORT

AND REPORT ON

INTERNAL ACCOUNTING CONTROL

SEPTEMBER 30, 2003

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION REQUIRED BY RULE 17a-5 OF

THE SECURITIES AND EXCHANGE COMMISSION

AND INDEPENDENT AUDITOR'S REPORT

AND REPORT ON

INTERNAL ACCOUNTING CONTROL

SEPTEMBER 30, 2003

INDEX

PAGE

Financial Statements:

Independent Auditor's Report

1

Statement of Financial Condition as of

September 30, 2003

2

Statement of Income for the Year Ended

September 30, 2003

3

Statement of Changes in Shareholders' Equity

for the Year Ended September 30, 2003

4

Statement of Changes in Subordinated Liabilities

for the Year Ended September 30, 2003

5

Statement of Cash Flows for the Year

Ended September 30, 2003

6

Notes to Financial Statements

7-10

Supplementary Information Required By Rule 17a-5 of

the Securities and Exchange Commission:

Independent Auditor's Report

11

Computation of Net Capital Under Rule 15c3-1

of the Securities and Exchange Commission

12

Independent Auditor's Report on Internal

Accounting Control Required by

SEC Rule 17a-5

13-14

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders

Descap Securities, Inc.

We have audited the accompanying statement of financial condition of Descap Securities, Inc. as of September 30, 2003, and the related statements of income, changes in shareholders’ equity, changes in subordinated liabilities and cash flows for the year then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Descap Securities, Inc. at September 30, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

October 28, 2003

DESCAP SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION

SEPTEMBER 30, 2003

ASSETS

  Cash and Cash Equivalents

$10,792,630

  Due from Clearing House

5,639,875

  Deposits with Clearing Houses

 225,000

  Property and Equipment-Net (Note 2)

691,591

  Prepaid Expenses and Other Assets

    269,247

$17,618,343

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

  Accounts Payable and Accrued Expenses (Note 3)

       $ 4,280,927

Commitments (Notes 4, 5, 7, 9, 10 and 11)

Shareholders' Equity (Note 6):

  Common Stock A, $.001 par  value; 500,000 shares

  authorized, 175,500 issued and outstanding

176

  Common Stock, Class B, $.001 par value

       500,000 shares authorized, 7,400 issues and outstanding

7

  Paid-in capital

      6,607,346

  Retained earnings

      6,729,887

13,337,416

$17,618,343

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF INCOME

FOR THE YEAR ENDED SEPTEMBER 30, 2003

Revenues, Profits and Losses:

  Trading profits realized

    $30,837,900

  Unrealized trading gains

  109,702

  Interest

1,294,160

  Placement agent fees

     213,091

32,454,853

Expenses:

  Compensation, payroll taxes and benefits

23,365,223

  Clearing charges

   1,212,393

  Interest

1,139,979

  Wire quote services

        466,418

  Travel and entertainment

294,881

  Loss on abandonment of fixed assets

         65,533

  Rent and occupancy costs

206,116

  Insurance

       135,940

  Professional fees

 93,137

  Telephone

84,179

  Office

 38,075

  Depreciation

72,494

  Regulatory fees

40,933

  Local transportation

37,360

  Advertising

 8,199

  Memberships

  4,441

  Equipment rental

 6,808

  Professional education

          4,730

  Automobile expense and leases

 26,290

  Repairs and maintenance

  6,652

  Utilities

         21,023

  Bank charges

3,058

  Miscellaneous

       74,047

27,407,909

Income Before Income Taxes

    5,046,944

Provision For Income Taxes (Note 8)

  2,220,244

$2,826,700

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE YEAR ENDED SEPTEMBER 30, 2003

	Common Stock Class A .001 Par Value		Common Stock Class B .001 Par Value		Paid-In Capital	Retained Earnings	Shareholders’ Equity
	Shares	Amount	Shares	Amount

Balance, October 1, 2002	175,500	$176	8,400	$8	$278,716	$3,903,187	$4,182,087
Net Income						2,826,700	2,826,700
Purchase of 1,500 Class B Shares (Note 6)			(1,500)	(2)	(56,239)		(56,241)
Sale of 500 Class B Shares (Note 6)			500	1	4,500		4,501
Contributions of Capital (Note 6)					6,380,369		6,380,369
Balance, September 30, 2003	175,500	$176	7,400	$7	$6,607,346	$6,729,887	$13,337,416

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF CHANGES IN SUBORDINATED LIABILITIES

FOR THE YEAR ENDED SEPTEMBER 30, 2003

Subordinated liabilities at October 1, 2002

$ 300,000

Payment of subordinated notes

   (300,000)

Subordinated liabilities at September 30, 2003

$            0

See accompanying notes to financial statements.

DESCAP SECURITIES, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

Cash Flows From Operating Activities:

   Net Income

$ 2,826,700

Adjustments to reconcile net income to cash:

   Depreciation

72,494

   Unrealized gains on trading positions

    (109,702)

   Loss on abandonment of fixed assets

65,533

Changes in assets and liabilities:

   Decrease in marketable security long positions

 1,004,688

   Increase in due from clearing houses

   (1,894,738)

   Increase in prepaid expenses and other assets

(119,339)

   Increase in accounts payable and accrued liabilities

 2,209,335

Net Cash Provided By Operating Activities

 4,054,971

Cash Flows From Investing Activities:

   Acquisition of property and equipment

         (675,086)

Net Cash Used By Investing Activities

  (675,086)

Cash Flows From Financing Activities:

   Sale of Class B Common Stock

4,501

   Capital Contributions

6,380,369

   Payment of Subordinated Loans

(300,000)

   Purchase of Class B Common Stock

    (56,241)

Net Cash Provided By Financing Activities

 6,028,629

Net Increase in Cash

      9,408,514

Cash, beginning of year

 1,384,116

Cash, end of year

$10,792,630

Supplemental Disclosure of Cash Flows Information:

   Cash Paid During the Year For:

Interest

$1,139,979

Taxes

$2,875,474

See accompanying notes to financial statements.

 DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

Note 1 - Summary of Significant Accounting Policies

Business Organization and Description

On March 31, 1985, Descap Securities, Inc. (the "Company") began operations in the State of New York. The Company is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). The Company does not carry customer accounts and does not process or safe-keep customer funds or securities and is therefore exempt from Rule 15c3-3 of the Securities and Exchange Commission.

In 1999, the Company expanded its operations by establishing a structured finance services group.  The business activities of this group include placement agent and underwriting services, subordinate financing, the arrangement of warehouse lines of credit  and small and start-up specialty finance company consulting.  The activities described above have been reviewed by the NASD and are within the scope of the business activities allowable accordingly to the Company’s NASD “Membership Agreement” dated March 29, 1999.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with maturities of less than three months at the date of purchase to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts of the Company’s cash, marketable securities, accounts payable and accrued expenses approximate their respective fair values at September 30, 2003.

Marketable Security Positions - Marked to Market

Marketable security positions, which consist primarily of institutional mortgage-backed securities and asset-backed securities, are valued at the lower of cost or market.

Property and Equipment

Property and equipment are carried at cost.  Depreciation is computed using the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.  The cost of maintenance and repairs is charged to income as incurred.  Significant renewals and betterments are capitalized.

Impairment of Long-Lived Assets

The Company investigates potential impairments of its long-lived assets when evidence exists that events or changes in circumstances may have made recovery of an asset’s carrying value unlikely.  An impairment loss is recognized when the sum of the expected undiscounted future net cash flows is less than the carrying amount of the asset.  No such losses have been identified.

Revenue and Expenses From Security Transactions

Generally accepted accounting principles require that trading profits and losses, commission income and related expenses be recorded on a trade date basis unless the difference between trade date and settlement date is immaterial.

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2003

Note 1 -  Summary of Significant Accounting Policies (continued)

Receivable From Clearing Houses

Since the Company maintains their trading account on a margined basis, there is no receivable from the Clearing Houses.  Profits and losses on trades occur directly in the Company’s trading account and are included in the Due from Clearing Houses balance which represents the net assets of the Company’s trading account.

Income Taxes

Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the  financial statements and related notes to financial statements.  Changes in such estimates may affect amounts reported in future periods.

Note 2 - Property and Equipment - Net

Property and equipment consist of the following at September 30, 2003:

Furniture and fixtures

$ 89,505

Office equipment

105,630

Computer equipment and software

 133,081

Leasehold improvements

 459,121

787,337

Less: Accumulated depreciation

  95,746

$691,591

During the year ended September 30, 2003, the Company moved its main office.  In conjunction with the move, the Company abandoned $327,079 of fixed assets and incurred a loss of $65,533.

Depreciation charged to income was $ 72,494 during the year ended September 30, 2003.

Note 3 - Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following at September 30, 2003:

Compensation and payroll taxes

$3,674,381

Income taxes payable

469,600

Profit sharing and money purchase plans (Note 4)

82,169

Professional fees

20,000

Other

      34,777

$4,280,927

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2003

Note 4 - Retirement Plans

 The Company has a qualified non-contributory profit sharing plan, the funding of which is subject to the discretion of the Board of Directors.  There was a Money Purchase Plan which was merged into the Profit Sharing Plan, effective November 15, 2002. Total contributions for the year ended September 30, 2003 of $ 82,169 are to be paid by the due date of the Company’s federal corporate income tax return.

Note 5 - Subordinated Loans Payable-Shareholders

The subordinated loans were payable to the shareholders with interest at 14% per annum, which is payable annually.  The loans were to mature on September 17, 2004. However the Company had an option to prepay the loans under certain conditions subject to the company’s net capital requirement.   This option was exercised on September 17, 2003, when the loans were repaid. During the year ended September 30, 2003, the Company paid interest of $40,483 for these loans.

Note 6 - Shareholders’ Equity

During the year ended September 30, 2003, the Company purchased and retired 1,500 shares of its class B stock for an aggregate amount of $56,241.  These shares were purchased from former employees.  The Company sold 500 shares of its class B stock for $4,501 to an employee.   In addition, the three majority shareholders contributed an aggregate of $6,380,369 during the year ended September 30, 2003.

Note 7 - Leases

The Company entered into an amended operating lease for its office space in New York City which commenced in June 2003 and expires in June 2009. Under this amended lease, the Company increased its space and rent.  The lease requires minimum annual rentals and escalations for increases in real estate taxes.  In addition, the Company entered into a lease for office space in Great Neck, NY, which expires in March 2006.  The Company terminated its lease for office space in Stamford, CT in February 2003.   Future minimum annual rentals under these leases are as follows:

              Year Ending

             September 30,                                                           Amount

                    2004                                                              $     196,200

                    2005                                                                     180,000

                    2006                                                                     182,400

                    2007                                                                     184,800

                    2008                                                                     187,200

                    Thereafter                                                               94,400

$1,025,000

    Rent expense, including occupancy costs, for the year ended September 30, 2003 was $206,116.

DESCAP SECURITIES, INC

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2003

Note 8 - Provision For Income Taxes

The current and deferred portions of the income tax expense (benefit) included in the statement of income as determined in accordance with FASB Statement No. 109, Accounting for Income Taxes, are as follows:

The provision for income taxes consists of:

	Current	Deferred	Total
Federal	$1,503,587	$(26,000)	$1,477,587
New York State and other states	323,402	(7,000)	316,402
New York City	434,255	(8,000)	426,255
	$2,261,244	$(41,000)	$2,220,244

The deferred income tax benefits arise from tax depreciation in excess of book depreciation.

The provision for income taxes is different than the amount computed using the applicable statutory federal income tax, with the difference arising basically from over accruals in prior years.

Note 9- Concentrations of Credit Risk

As a securities broker and dealer, the Company is engaged in various securities trading and brokerage activities servicing a diverse group of domestic and foreign corporations, institutional and individual investors.  A substantial portion of the Company’s transactions are executed with and on behalf of institutional investors including other brokers and dealers, mortgage brokers, commercial banks, U.S. governmental agencies, mutual funds and other financial institutions. The Company’s exposure to credit risk associated with the nonperformance of these customers in fulfilling their contractual obligations pursuant to securities transactions, can be directly impacted by volatile securities markets, credit markets and regulatory changes.

Note 10 - Net Capital Requirements

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (15c3-1), which requires the maintenance of minimum net capital and that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15:1.  The rule also provides that capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10:1.  At September 30, 2003, the Company had net capital of $12,376,578, which was $12,091,183 in excess of its required net capital of $285,395 . The Company's ratio of Aggregate Indebtedness to Net Capital was to .35 to 1.

Note 11 - Clearing Broker

In addition, the Company has a minimum $3,000,000 net capital requirements with it’s clearing broker as well as certain other requirements.  If the Company is subject to an Event of Default (as defined in the agreement), the agreement will be terminated.

Note 12 - Contingencies

The Company is a party to various claims in the ordinary course of business.  Management believes that the aggregate impact of such claims, if any, will not have a material impact on the financial position, results of operations, or liquidity of the Company.

INDEPENDENT AUDITOR'S REPORT

ON SUPPLEMENTARY INFORMATION

REQUIRED BY RULE 17a-5 OF THE

SECURITIES AND EXCHANGE COMMISSION

Board of Directors

Descap Securities, Inc.

We have audited the accompanying financial statements of Descap Securities, Inc. for the year ended September 30, 2003 and have issued our report thereon dated October 28, 2003. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedule  I on the following page is presented for purposes of additional analysis, and is supplementary information required by Rule 17a-5 of the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                   Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

October 28, 2003

DESCAP SECURITIES, INC.

COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1

OF THE SECURITIES AND EXCHANGE COMMISSION

SEPTEMBER 30, 2003

Schedule I

Net Capital:

     Total shareholders' equity per statement of

        financial condition

   $13,337,416

Deductions - nonallowable assets:

     Property and equipment, net

691,591

     Other assets

     269,247

Total Nonallowable assets

      960,838

Total Net Capital (Note 10)

$12,376,578

Aggregate Indebtedness:

Accounts payable and accrued expenses

 $  4,280,927

Total Aggregate Indebtedness

$4,280,927

Computation of Basic Net Capital Requirement:

Minimum net capital required (6-2/3% of $4,280,927)

$285,395

Minimum dollar net capital requirement

$100,000

Net capital requirement

$285,395

Excess net capital (Note 10)

$12,091,183

Ratio of aggregate indebtedness to net capital (Note 10)

.35 to 1

The reconciliation of net capital as reported in the Company’s September 30, 2003 Part III (audited) FOCUS Report has not been included in these financial statements as such amount is immaterial.

INDEPENDENT AUDITOR'S REPORT ON INTERNAL ACCOUNTING

CONTROL REQUIRED BY SEC RULE 17a-5

Board of Directors

Descap Securities, Inc.

In planning and performing our audit of the financial statements and supplemental schedule of Descap Securities, Inc. for the year ended September 30, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the consolidated financial statements and not to provide assurance on internal control.

Also, as required by Rule 17a-5(g)(1) of the Securities and Exchange Commission (SEC), we have made a study of the practices and procedures followed by Descap Securities, Inc. including tests of such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g) in making the periodic computations of aggregate indebtedness (or aggregate debits) and net capital under rule 17a-3(a)(11) and for determining compliance with the exemptive provisions of rule 15c3-3. Because the Company does not carry securities accounts for customers or perform custodial functions relating to customer securities, we did not review the practices and procedures followed by the Company in any of the following:

1.

Making quarterly securities examinations, counts, verifications, and comparisons

2.

Recordation of differences required by rule 17a-13

3.

Complying with the requirements for prompt payment for securities under Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System

The management of the Company is responsible for establishing and maintaining internal control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls and of the practices and procedures referred to in the preceding paragraph and to assess whether those practices and procedures can be expected to achieve the SEC’s above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management’s authorization and recorded properly to permit the preparation of financial statements in conformity with generally accepted accounting principles. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in internal control or the practices and procedures referred to above, error or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

INDEPENDENT AUDITOR'S REPORT ON INTERNAL ACCOUNTING

CONTROL REQUIRED BY SEC RULE 17a-5

(CONTINUED)

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risk that error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at September 30, 2003 to meet the SEC’s objectives.

This report is intended solely for the information and use of the Board of Directors, management, the SEC, and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers, and is not intended to be and should not be used by anyone other than these specified parties.

                                                                           Kamler,  Lewis  &  Noreman  LLP

Great Neck, New York

October 28, 2003